Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Amendment”) is dated as of July 12, 2007, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the financial institutions party from time to time to the Credit Agreement (as defined below)(collectively, the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Agent”), BANK OF AMERICA, N.A., and JPMORGAN CHASE BANK, N.A., as the Syndication Agents, BNP PARIBAS and SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH, as the Documentation Agents (the Agent, the Syndication Agents, and the Documentation Agents, collectively, the “Agents”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, and the Agents executed and delivered that certain Amended and Restated Senior Secured Credit Facility dated as of December 22, 2006 (as the same may amended, restated, modified, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Agent and the Lenders have agreed, subject to the terms and conditions hereof, to certain amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.             Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.             Amendment to Section 2.2(c)(ii)(A).  Section 2.2(c)(ii)(A) of the Credit Agreement is hereby deleted and the following substituted in lieu thereof:

(A)          At the Borrower’s written request to the Agent, the Revolving Credit Committed Amount may be increased from time to time and new Term Loan Commitments may be obtained in increments of $5,000,000, up to an additional $100,000,000 in the aggregate, for a maximum amount of Revolving Credit Committed Amounts plus Term Committed Amounts plus outstanding Term Loans of $250,000,000; provided, however, that no such increase or additional commitments shall be effective unless:

3.             Restatement of Representations and Warranties.  Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other documents executed and/or delivered in connection herewith, except for those representations which expressly relate to an earlier date.

4.             Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower.

5.             No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, and (ii) nothing in this Amendment shall affect or limit the Agent’s or the Lender’s right to demand payment of liabilities owing from the Borrower to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

6.             Ratification.  The Borrower hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party effective as of the date hereof.

7.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

8.             Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

9.             No Default.  To induce the Agent and the Lenders to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

10.           Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

11.           Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

12.           Conditions Precedent.  This Amendment shall become effective only upon (i) execution and delivery of this Amendment by the Borrower, the Agent, and the Required Lenders and (ii) the Consent and Reaffirmation of the Guarantors at the end hereof, executed and delivered by the Guarantors.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole
general partner

	By:	/s/ Frederick W. Boutin
Name: Frederick W. Boutin
Title: Senior Vice President

AGENT AND LENDERS:	WACHOVIA BANK,
NATIONAL ASSOCIATION,
as Agent and as a Lender

	By:	/s/ illegible
Name:
Title:

BANK OF AMERICA, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

BNP PARIBAS, as a Documentation Agent and a Lender

By:	/s/ Prisca Owens
	Name:	Prisca Owens
	Title:	Director

By:	/s/ Andrew Stratos
	Name:	Andrew Stratos
	Title:	Vice President

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Emanuel Chesneau
	Name:	Emanuel Chesneau
	Title:	Managing Director

By:	/s/ Chung-Taek Oh
	Name:	Chung-Taek Oh
	Title:	Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Sushim Shah
	Name:	Sushim Shah
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Vice President

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc.,
as a Lender

By:	/s/ Gregory B. Hanson
	Name:	Gregory B. Hanson
	Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chris R. Peterson
	Name:	Chris R. Peterson
	Title:	Banking Officer

BMO CAPITAL MARKETS FINANCING, INC.,
as a Lender

By:	/s/ Cahal Carmody
	Name:	Cahal Carmody
	Title:	Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ David Edge
	Name:	David Edge
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Matthew J. Purchase
	Name:	Matthew J. Purchase
	Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Stephen Monto
	Name:	Stephen Monto
	Title:	Vice President

NATIXIS, as a Lender

By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Michael A. Ward
	Name:	Michael A. Ward
	Title:	Syndications Region Manager

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Amended and Restated Senior Secured Credit Facility (the “Amendment”), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Full Recourse Guaranty Agreement dated as of May 27, 2005, or the certain Limited Recourse Guaranty Agreement dated as of December 29, 2006, as applicable, executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

July  12, 2007:

FULL RECOURSE GUARANTORS:

COASTAL TERMINALS L.L.C., a Delaware limited liability company

By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer

RAZORBACK L.L.C.,
a Delaware limited liability company

By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer

LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C.,
its sole general partner

	By:	/s/ Randall J. Larson
Name: Randall J. Larson
Title: President and Chief Operating Officer